                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 31, 2005

                               CepTor Corporation
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             (Exact name of registrant as specified in its charter)

  Florida                          333-105793                   06-1686744
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(State or Other Jurisdiction     (Commission                 (IRS Employer
of Incorporation)                 File Number)            Identification Number)

          200 International Circle, Suite 5100, Hunt Valley, MD 21030
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                    (Address of Principal Executive Offices)

                                 (410) 527-9998
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13-e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On December 8, 2004, the Registrant, CepTor Corporation, a Delaware
corporation ("Company"), and CepTor Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Registrant ("Acquisition Corp."), entered into an Agreement of Merger and Plan of Reorganization (the "Merger Agreement").
On December 8, 2004, the Company merged with Acquisition Corp., with the Company surviving as a wholly-owned subsidiary (the "Merger") whose name was thereafter changed to CepTor Research and Development Company. Upon effectiveness of the
Merger, the Registrant filed with the Florida Department of State an amendment to its Articles of Incorporation changing its name to CepTor Corporation
("CepTor").

     Pursuant to a Placement Agent Agreement dated October 22, 2004 with
Brookshire Securities Corporation (the "Placement Agent") CepTor agreed to sell in a private placement (the "Offering") up to 240 Units (as defined below) at
$25,000 per Unit ($6,000,000), subject to increase to permit sale of up to an additional 36 Units (276 Units) (up to $6,900,000) upon agreement of CepTor and the Placement Agent. On January 13, 2005, CepTor and the Placement Agent amended the Placement Agent Agreement to permit CepTor to increase the Offering to up to
480 Units ($12,000,000), subject to increase to up to an additional 72 Units (up to $13,800,000), provided that such increase could be terminated at any time prior to closing by the Company. If terminated, the adjusted maximum Offering amount could be increased by the Company and the Placement Agent by 10% to
$7,590,000. Under the terms of the Placement Agent Agreement, as amended, the
Placement Agent is entitled to a selling commission of 8%, plus a 2%
non-accountable expense reimbursement payable from the proceeds of the Offering, five-year warrants exercisable for up to 552,000 shares of Common Stock (as defined below), and up to 300,000 shares of Common Stock.

     The information in Item 3.02 is incorporated herein by reference.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

     On December 9, 2004, CepTor sold 103.62 Units to 42 investors pursuant to a
Confidential Private Placement Memorandum dated October 22, 2004 as supplemented
November 16, 2004, (the "Memorandum"), each Unit (the "Units") consisting of one share of Series A Convertible Preferred Stock, par value $0.0001 per share (the
"Preferred Stock"), and a three-year warrant to purchase Common Stock, par value
$0.0001 per share (the "Common Stock"). Each share of Preferred Stock is convertible into 10,000 shares of Common Stock and each Warrant entitles the holder to purchase 5,000 shares of Common Stock for $2.50 per share. At the initial closing, the Company realized gross proceeds of $2,590,500.00, before payment of commissions and expenses. On December 27, 2004, January 5, 2005, and
January 18, 2005, CepTor realized $1,036,250, $1,208,725, and $1,906,250, from the sale of an additional 41.45, 48.35, and 76.25 Units to 73, 88, and 122 investors, respectively, under the Offering.

     On January 31, 2005 CepTor approved the increase in the Offering described in Item 1.01 and sold 210.33 Units to 96 investors and terminated the Offering
(other than with regards to the sale of up to 72 Units designated for over-allotments, which may be subsequently sold by the Company with agreement of the Placement Agent) realizing total gross proceeds under the Offering of
$12,000,000.

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     The Units were offered and sold pursuant to a Private Placement Memorandum dated October 22, 2004, as supplemented by a first Supplement to Private
Placement Memorandum dated November 16, 2004 and second Supplement to Private
Placement Memorandum dated January 13, 2005.

     The issuances described hereunder were made in reliance upon the exemptions from registration set forth in Section 4(2) of the Securities Act 1933, as amended (the "Securities Act") or Regulation D, Rule 506 of the Securities Act.
All shares were issued in exchange for cash payment. None of the foregoing transactions involved a distribution or public offering.

ITEM 3.03   MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

     On December 9, 2004, the Board of Directors authorized a change of the state of incorporation to Delaware from Florida through a merger of CepTor and the Company, its wholly-owned Delaware subsidiary. The change was authorized by shareholder consent on January 27, 2005. Pursuant to an Agreement dated November
15, 2004, Xechem International, Inc. the largest shareholder of CepTor, agreed to vote for the change of the state of incorporation to Delaware in connection with its agreement to divest its majority ownership of CepTor.

     In connection with the change of the state of incorporation to Delaware, the Company will adopt a capital structure identical to the capital structure of
CepTor immediately prior to the merger (other than to increase to 1,000 shares the number of authorized shares of Preferred Stock to permit the increase in the
Offering to 552 Units as described in Item 1.01), and provide for issuance of one share of the Delaware corporation's capital stock in exchange for each share of the capital stock of CepTor cancelled in connection with the reincorporation merger. Upon effectiveness of the merger, the name of the Company will be changed to CepTor Corporation, which will by virtue of the merger assume all of the assets and liabilities of CepTor.

     Following the reincorporation merger, the Certificate of Incorporation and by-laws of the Company will be amended and provide additional provisions appropriate for a Delaware incorporated corporation, including applicability of
Section 203 of the Delaware General Corporation Law "Business Combinations With
Interested Stockholders" which, in general, restricts a corporation organized under the laws of Delaware from certain business combinations for a period of 3 years with an "interested" stockholder (generally, 15% ownership) without approval of the Board of Directors. In addition, the Delaware by-laws contain provisions requiring advance notice of certain stockholder actions, such as nomination of directors and stockholder proposals.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits

EXHIBIT NO.    EXHIBITS
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1.1            Placement Agent Agreement with Brookshire Securities Corporation dated October 22, 2004*

1.2            Amendment to Placement Agent Agreement with Brookshire Securities
               Corporation dated January 13, 2005**

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2.1            Certificate of Ownership and Merger of CepTor Corporation into
               CepTor Research and Development Company**

3.1            Amended and Restated Certificate of Incorporation**

3.2            Amended and Restated By-laws**

99.1           Press Release dated January 31, 2005**

* Incorporated herein by reference to Exhibit 1.1 of Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14,
2004.

** Filed herewith.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CEPTOR CORPORATION

Dated: January 31, 2005                         By: /s/ William H. Pursley
                                                    ----------------------------
                                                    Name:  William H. Pursley
                                                    Title: Chairman and Chief
                                                           Executive Officer

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